Exhibit 99.1
FIRST BANCORP.

ANNOUNCES EARNINGS FOR THE QUARTER

AND YEAR ENDED DECEMBER 31, 2025
SAN JUAN, Puerto Rico – January 27, 2026

– First BanCorp. (the “Corporation” or “First BanCorp.”)

(NYSE: FBP), the bank holding company for FirstBank Puerto
Rico (“FirstBank” or “the Bank”), today reported a

net income of $87.1 million, or

$0.55 per diluted share, for the

fourth quarter of 2025, compared to $100.5

million,
or $0.63 per diluted

share, for the third quarter

of 2025, and $75.7 million,

or $0.46 per diluted

share, for the fourth quarter

of 2024. For the year

ended December 31,
2025, the Corporation

reported a net

income of $344.9

million, or $2.15

per diluted share,

compared to $298.7

million, or $1.81

per diluted share,

for the year

ended
December 31, 2024.

Aurelio

Alemán,

President

and

Chief

Executive

Officer

of

First

BanCorp,

commented:
“Our

fourth

quarter

results

marked

a

strong

finish

to

a

record

year

for

the

franchise
underscored by record

revenues, positive operating leverage,

and stable credit performance.
Our results continue to demonstrate

the resiliency of our

well diversified business model and
our ability

to deliver

consistent service

to our

clients and

strong financial

performance for
our shareholders.
By virtually

all measures,

2025 was

an exceptional

year for

the organization.

We

crossed
$1.0 billion

in total

revenues, generated

record

net income

of $345

million, grew

earnings
per share by

19%, and posted a

strong 1.8% return

on average assets, all

while reaching an
all-time

low

level

of

non-performing

assets.

Total

loans

grew

by

3%,

slightly

below

our
original expectations for the

year,

largely in part

to elevated commercial

loan payoffs and a
deceleration

in

consumer

loan

production.

Core

customer

deposits

were

stable, and

more
importantly,

we achieved

this stability

while proactively

continuing to

reduce

total deposit
costs.
Throughout 2025, we navigated

a dynamic operating environment with

focus and agility. We
continued

to

reposition

our

balance

sheet

towards

higher

yielding

investment

securities,
strengthened

our

liquidity

and

capital

levels,

and

advanced

key

strategic

technology
initiatives

across

our

operating

regions.

These

efforts

contributed

meaningfully

to

our
performance

this

year

and

position

us

well

for

the

future.

Looking

ahead,

the

economic
backdrop

going

into

2026

is

broadly

constructive.

We

remain

committed

to

our

capital
deployment priorities

and 2026

targets as

these measures

will continue to

drive sustainable
franchise growth

and industry-leading

returns. We

are grateful

to our

dedicated employees
for their commitment and to our customers and shareholders for their continued trust in First
BanCorp.”
(In thousands)
Q4 '25 Q3 '25 Q4 '24 FY 2025 FY 2024
Financial Highlights
Net interest income
$222,768 $217,916 $209,267 $868,940 $807,479
Provision for credit losses
22,971 17,593 20,904 85,961 59,921
Non-interest income
34,400 30,794 32,199 131,878 130,722
Non-interest expenses
126,870 124,894 124,533 498,123 487,073
Income before income taxes
107,327 106,223 96,029 416,734 391,207
Income tax expense
20,226 5,697 20,328 71,868 92,483
Net income
$87,101 $100,526 $75,701 $344,866 $298,724
Selected Financial Data
Net interest margin
4.68% 4.57% 4.33% 4.58% 4.25%
Efficiency ratio
49.33% 50.22% 51.57% 49.77% 51.92%
Diluted earnings per share
$

0.55
$

0.63
$

0.46
$

2.15
$

1.81
Book value per share
$12.56 $12.05 $10.19 $12.56 $10.19
Tangible book value per share
(1)
$ 12.29 $ 11.79
$

9.91
$ 12.29
$

9.91
Return on average equity
(2)
17.84% 21.36% 17.77% 18.74% 19.09%
Return on average assets
(2)
1.81% 2.10% 1.56% 1.81% 1.58%
Results for the Fourth Quarter of 2025 compared to the Third Quarter of 2025
Profitability
Net income –

$87.1 million, or $0.55 per diluted share compared to $100.5 million, or

$0.63 per diluted share. Net income for the fourth quarter
of

2025 included

a

reversal of

$1.1 million

($0.7 million

after-tax)

related to

the estimated

Federal Deposit

Insurance Corporation

(“FDIC”)
special assessment,

and for the third quarter of 2025 included a $2.3 million (an increase of $0.02 per diluted share) tax-exempt benefit in payroll taxes related to the Employee Retention Credit (“ERC”) and a one-time reversal of approximately $16.6 million (an increase of $0.10 per diluted share) in

valuation allowance

related to

deferred tax

assets primarily

associated with

net operating

loss (“NOL”)

carryforwards at

the holding
company level.

Income before income taxes –

$107.3 million compared to $106.2 million.

Adjusted pre-tax, pre-provision income (Non-GAAP)
(1)

–

$129.2 million compared to $121.5 million.
Net interest income –

$222.8 million compared to $217.9 million. The net interest income for the fourth quarter of 2025 includes $0.8 million in interest income

recognized as

a

result of

the payoff

of a

$12.0 million

nonaccrual commercial

mortgage loan

and a

$0.5 million

prepayment
penalty

associated

with the

payoff

of

a

$23.8

million construction

loan,

both

in

the

Florida

region.

Net

interest

margin

increased to

4.68%,
compared to 4.57%, mostly driven by the deployment of cash flows from lower-yielding investment securities to higher-yielding interest-earning assets and a decrease in the cost of interest-bearing non-maturity government deposits.

Provision

for

credit

losses

–

$23.0

million

compared to

$17.6

million. The

increase

in

provision was

mainly related

to

loan growth

in

the
commercial and construction loan portfolio and the effect during the third quarter of 2025 of a $2.2 million net benefit in the residential mortgage
loan portfolio driven by updates in historical loss experience.
Non-interest income –

$34.4 million compared to $30.8 million.
Non-interest expenses

– $126.9

million compared to

$124.9 million.

The increase in

non-interest expenses includes

a $2.1

million increase in
business promotion expenses. The efficiency ratio for the fourth quarter of 2025 was 49.33%, compared to 50.22%

for the previous quarter.
Income tax

expense
– $20.2

million compared

to $5.7

million. Income

tax expense

for the

third quarter

of 2025

includes the

aforementioned
one-time

reversal

during

the

third

quarter

of

2025

of

approximately $16.6

million

in

valuation

allowance,

partially

offset

by

a

$0.5

million
valuation allowance release during the fourth quarter of 2025 associated to higher utilization of the NOL carryforwards.

Balance
Sheet
Total loans –

increased by $80.8 million to $13.1 billion, driven by growth in the commercial and industrial (“C&I”) loan portfolio in the Puerto
Rico region.
Core deposits (other

than brokered and government

deposits) –
increased by $266.5 million

to $13.1 billion, mainly

in non-interest-bearing
deposits in the Puerto Rico region.
Government deposits (fully collateralized) –

decreased by $422.6 million to $3.0 billion, mainly in

the Puerto Rico region.
Brokered certificates of deposits (“CDs”)

– decreased by $34.8 million to $593.6 million.
Asset
Quality
Allowance for credit losses (“ACL”) coverage ratio –

amounted to 1.90%, compared to 1.89%.

Annualized net charge-offs to average loans ratio

increased to 0.63%, compared to 0.62%.

Non-performing assets

–

decreased by

$5.3 million

to $114.1

million, driven

by

a $12.0

million payoff

of a

well-collateralized commercial
mortgage loan in the

Florida region in the

hospitality industry that carried no

ACL, partially offset by

the inflow of a

$10.0 million C&I loan in
the Puerto Rico region in the telecommunications industry.
Liquidity
and
Capital
Liquidity –

Cash and cash

equivalents amounted to $658.6

million, compared to $899.6

million. When adding $1.9

billion of free

high-quality
liquid securities that could be liquidated or pledged within one day and $1.1 billion in available lending capacity at the Federal Home Loan Bank
(“FHLB”), available liquidity amounted to 19.39% of total assets,

compared to 18.10%.

Capital –
Repurchased $50.0 million in common stock and

declared $28.3 million in common stock dividends. Capital

ratios exceeded required
regulatory

levels.

The

Corporation’s

estimated

total

capital,

common

equity

tier

1

(“CET1”) capital,

tier

1

capital,

and

leverage

ratios

were
18.01%,

16.76%,

16.76%,

and

11.58%,

respectively,

as

of

December

31,

2025.

On

a

non-GAAP

basis,

the

tangible

common

equity

ratio
(1)
increased to 10.08%, when compared to

9.73%, and includes, among other things,

a $38.3 million increase in

the fair value of available-for-sale
debt securities due to changes in market interest rates.
(1) Represents non-GAAP financial measures. Refer to Non-GAAP Disclosures - Non-GAAP Financial Measures

for the definition of and additional information about these non-GAAP financial measures.
(2) For the third quarter of 2025 and year ended December 31, 2025, the ERC and the one-time reversal in valuation allowance related to deferred tax assets increased the return on average equity ratio by 400 basis points and 98 basis
points, respectively, and the return on average assets ratio by 40 basis points and 10 basis points, respectively.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 2 of 28
NET INTEREST INCOME
The following table sets forth information concerning net interest income for the last five quarters:
Quarter Ended
(Dollars in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024
Net Interest Income
Interest income $ 285,158 $ 282,743 $ 278,190 $ 277,065 $ 279,728
Interest expense 62,390 64,827 62,331 64,668 70,461
Net interest income $ 222,768
$

217,916
$

215,859
$

212,397
$

209,267
Average Balances
Loans and leases $ 13,032,081 $ 12,876,239 $ 12,742,809 $ 12,632,501 $ 12,584,143
Total securities, other short-term

investments and interest-bearing cash balances
5,871,091 6,037,726 6,245,844 6,444,016 6,592,411
Average interest-earning assets $ 18,903,172 $ 18,913,965 $ 18,988,653 $ 19,076,517 $ 19,176,554
Average interest-bearing liabilities $ 11,531,091 $ 11,669,135 $ 11,670,411 $ 11,749,011 $ 11,911,904
Average Yield/Rate
Average yield on interest-earning assets 5.98% 5.93% 5.88% 5.89% 5.79%
Average rate on interest-bearing liabilities 2.15% 2.20% 2.14% 2.23% 2.35%
Net interest spread 3.83% 3.73% 3.74% 3.66% 3.44%
Net interest margin 4.68% 4.57% 4.56% 4.52% 4.33%
Net interest income amounted to $222.8 million for the fourth quarter of

2025, an increase of $4.9 million, compared to $217.9 million for the third quarter of 2025. The increase in net interest income reflects the following:
●
A $2.5

million decrease in interest expense on interest-bearing liabilities, as further explained below.
o
A $2.2 million decrease in interest expense on interest-bearing deposits,

consisting of:
-
A $4.0

million decrease

in interest

expense on

interest-bearing checking

and savings

accounts, mainly

due to a
decrease

of approximately

$2.6

million

associated

with

lower interest

rates

paid

in

the fourth

quarter of

2025
and a $1.4 million

decrease associated with

a $321.4 million reduction

in the average balance.

The average cost
of

interest-bearing

checking

and

savings

accounts

in

the

fourth

quarter

of

2025

decreased

16

basis

points

to
1.25%

when

compared

to

the

previous

quarter,

mostly

driven

by

a

31

basis

points

decrease

in

the

cost

of
government deposits. Excluding

government deposits, the average

cost of interest-bearing checking

and savings
accounts in the fourth quarter of 2025 was 0.68%, compared to 0.72% for the previous quarter.
Partially offset by:
-
A $1.6

million increase

in interest

expense on

time deposits,

excluding brokered

CDs, mainly

due to

a $172.1
million increase

in the

average balance.

The average

cost of

time deposits,

excluding brokered

CDs and

public
sector

deposits,

remained

stable

at

3.39%

during

the

fourth

quarter

of

2025,

when

compared

to

the

previous
quarter.
-
A

$0.2

million

increase

in

interest

expense

on

brokered

CDs,

mainly

due

to

a

$35.3

million

increase

in

the
average balance. The average cost of brokered CDs decreased 10 basis points during the fourth quarter of 2025.
o
A $0.3 million

decrease in interest expense

on borrowings, primarily

due to the full

quarter effect of

a $30.0 million
FHLB advance that matured and was repaid in September 2025.
●
A $1.6 million increase in interest income on investment securities and interest-bearing cash balances,

a net effect of:
o
A $4.0

million increase

in interest

income on

debt securities,

mainly due

to purchases

of higher-yielding

available-
for-sale

debt

securities

replacing

maturities

of

lower-yielding

debt

securities,

resulting

in

a

33

basis

points
improvement in yield.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 3 of 28
Partially offset by:
o
A

$2.4

million

decrease

in

interest

income

from

interest-bearing

cash

balances,

due

to

a

$1.5

million

decrease
associated with a

$144.3 million decrease

in the average

balances, which consisted

primarily of deposits

maintained
at the

Federal Reserve

Bank (the

“FED”),

and a

$0.9 million

decrease associated

with the

reduction of

the federal
funds rate.
●
A $0.8 million increase in interest income on loans,

consisting of:
-
A $0.8

million increase in interest income

on residential mortgage loans,

due to a $0.5 million increase

related to a $31.2
million

increase

in

the

average

balance

and

a

$0.3

million

increase

associated

with

higher

collections

on

nonaccrual
loans.
-
A

$0.7

million

increase

in

interest

income

on

commercial

and

construction

loans,

driven

by

a

$2.3

million

increase
associated with a $141.4 million

increase in the average balance, partially

offset by a $1.6 million net

decrease due to the
effect of lower market

interest rates on the downward

repricing of variable-rate loans,

which was compensated in

part by
$0.8 million

in interest

income recognized

as a

result of

the payoff

of a

$12.0

million nonaccrual

commercial mortgage
loan and

a $0.5

million prepayment

penalty associated

with the

payoff of

a $23.8

million construction

loan, both

in the
Florida region, during the fourth quarter of 2025.

As

of

December

31,

2025,

the

interest

rate

on

approximately

50%

of

the

Corporation’s

commercial

and

construction
loans was tied

to variable

rates, with 32%

based upon

SOFR of 3

months or

less, 10% based

upon the

Prime rate index,
and 8%

based on

other indexes.

For the

quarter ended

December 31,

2025, the

average one-month

SOFR decreased

38
basis points,

the

average

three-month

SOFR decreased

38

basis points,

and

the

average

Prime

rate

decreased

44

basis
points, when compared to the third quarter of 2025.

Partially offset by:
-
A $0.7

million decrease in interest

income on consumer

loans and finance leases,

mainly associated with

a $16.7 million
decrease in the average balance.
Net interest margin

for the fourth

quarter of 2025

was 4.68%, an 11

basis points

increase when compared

to the third quarter

of 2025,
mostly

reflecting

the

deployment

of

cash

flows

from

lower-yielding

investment

securities

to

fund

loan

growth

and

purchases

of
higher-yielding

investment

securities

and

the

decrease

in

the

cost

of

interest-bearing

non-maturity

deposits,

primarily

public

sector
deposits. These

factors were

partially offset

by the

downward repricing

of variable-rate

commercial

loans.

The results

for the

fourth
quarter of

2025 also include

an increase of

3 basis points

associated with

interest income

collected on

the aforementioned

nonaccrual
commercial loan and prepayment penalty.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 4 of 28
NON-INTEREST INCOME
The following table sets forth information concerning non-interest income for the last five quarters:
Quarter Ended
December 31, 2025
September 30,

2025
June 30, 2025 March 31, 2025 December 31, 2024
(In thousands)
Service charges and fees on deposit accounts $ 9,861 $ 9,811 $ 9,756 $ 9,640 $ 9,748
Mortgage banking activities 4,219 3,309 3,401 3,177 3,183
Insurance commission income 2,265 2,618 2,538 5,805 2,274
Card and processing income 12,353 11,682 11,880 11,475 12,155
Other non-interest income 5,702 3,374 3,375 5,637 4,839
Non-interest income $ 34,400 $ 30,794 $ 30,950 $ 35,734 $ 32,199
Non-interest income

increased by $3.6

million to $34.4

million for the

fourth quarter of

2025, compared to

$30.8 million for

the third
quarter of 2025, mainly due to:
● A
$2.3

million

increase

in

other

non-interest

income,

primarily

driven

by

$1.8

million

in

realized

gains

from

purchased
income tax credits recognized during the fourth quarter of 2025.
●
A $0.9

million increase

in revenues

from mortgage

banking activities,

mainly driven

by an

increase in

the net

realized gain
on sales

of residential

mortgage loans

in the

secondary market

due to

a higher

volume of

sales and

higher margins

.

During
the fourth

and third

quarters of

2025, net

realized gains

of $2.4

million and

$1.6 million,

respectively,

were recognized

as a
result

of

Government

National

Mortgage

Association

(“GNMA”)

securitization

transactions

and

whole

loan

sales

to

U.S.
government-sponsored enterprises amounting to $44.0 million and

$36.0 million, respectively.
●
A $0.7 million increase in debit

and credit card processing income,

mainly due to higher transactional fee

income from point-
of-sale terminals during the fourth quarter of 2025.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 5 of 28
NON-INTEREST EXPENSES
The following table sets forth information concerning non-interest expenses for the last five quarters:
Quarter Ended
December 31, 2025
September 30,

2025
June 30, 2025 March 31, 2025 December 31, 2024
(In thousands)
Employees’ compensation and benefits $ 63,196 $ 59,761 $ 60,058 $ 62,137 $ 59,652
Occupancy and equipment 21,797 22,185 22,297 22,630 22,771
Business promotion 5,944 3,884 3,495 3,278 5,328
Professional service fees:

Collections, appraisals and other credit-related fees 1,007 856 634 598 956
Outsourcing technology services 8,433 8,107 8,324 7,921 7,499
Other professional fees 3,671 2,940 2,651 2,967 3,355
Taxes, other than income taxes 6,272 6,092 5,712 5,878 5,994
FDIC deposit insurance 961 2,236 2,235 2,236 2,236
Other insurance and supervisory fees 1,327 1,344 1,566 1,551 1,967
Net (gain) loss on other real estate owned (“OREO”) operations (838) 1,033 (591) (1,129) (1,074)
Credit and debit card processing expenses 7,728 7,889 7,747 5,110 7,147
Communications 2,284 2,294 2,208 2,245 2,251
Other non-interest expenses 5,088 6,273 7,001 7,600 6,451
Total non-interest expenses $ 126,870

$

124,894

$

123,337

$

123,022

$

124,533
Non-interest

expenses amounted

to $126.9

million in

the fourth

quarter of

2025, an

increase of

$2.0 million,

from $124.9

million in
the third quarter of 2025. Non-interest expenses for the fourth quarter of 2025 include the following:

●
A

$3.4

million

increase

in

employees’

compensation

and

benefits

expenses,

of

which

$2.3

million

was

attributable

to

the
ERC recognized during the third quarter of 2025.
●
A $2.1

million increase

in business

promotion

expenses as

a result

of certain

marketing efforts

during the

fourth quarter

of
2025.

●
A

$1.2

million

increase

in

professional

services

fees,

of

which

$0.7

million

was

in

consulting

fees

driven

by

technology
projects.
Partially offset by:
●
A

$1.9

million

favorable

variance

in

net

(gain)

loss

on

OREO

operations

mainly

due

to

the

$2.8

million

valuation
adjustment, which was

recorded during the

third quarter of

2025 in connection

with an ongoing

litigation which could

result
in a potential

loss of title

of a commercial

OREO property in

the Virgin

Islands region, partially

offset by lower

net realized
gains from the sale of OREO properties in the Puerto Rico region.
●
A $1.3 million decrease in

the FDIC deposit insurance expense driven

by the reversal of $1.1 million

related to the estimated
FDIC special assessment.
●
A

$1.2

million

decrease

in

other

non-interest

expenses,

mainly

due

to

a

$0.6

million

decrease

in

the

amortization

of
intangible

assets

attributable

to

core

deposit

intangible

assets

related

to

non-interest-bearing

checking

accounts

from

the
Banco Santander Puerto Rico acquisition and a $0.5 million decrease in charges for operational and fraud losses.
On a non-GAAP

basis, excluding the

impact of the

ERC and the reversal

of the estimated FDIC

special assessment (as

detailed in the
Non-GAAP Disclosures – Special Items
section), adjusted non-interest expenses increased by $0.8

million.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 6 of 28
INCOME TAXES

The

Corporation

recorded

an income

tax

expense

of

$20.2

million

for

the

fourth

quarter

of

2025,

compared

to $5.7

million

for

the
third

quarter

of

2025.

The

income

tax

expense

for

the

fourth

and

third

quarters

of

2025

includes

$0.5

million

and

$16.6

million,
respectively,

in valuation

allowance releases.

The reversal

for the

third quarter

of 2025

follows the

enactment of

Act 65-2025,

which
allows domestic

limited liability

companies owned

by legal

entities to

elect to

be treated

as disregarded

entities for

tax purposes.

For
further details on the implications of Act 65-2025, refer to the Non-GAAP Disclosures

–
Special Items

section.
The Corporation’s

annual effective

tax rate,

excluding discrete

items, decreased

to 21.6%

for the

fourth quarter

of 2025, compared

to
22.2%

for

the

third

quarter

of

2025.

The

decrease

in

the

annual

effective

tax

rate

was

primarily

related

to

a

higher

proportion

of
exempt to taxable income.

As of December 31, 2025,

the Corporation had a net

deferred tax asset of $149.0

million, net of a valuation
allowance of $75.0

million, compared to a

net deferred tax asset

of $146.9 million,

net of a valuation

allowance of $80.8 million

as of
September 30, 2025.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 7 of 28
CREDIT QUALITY
Non-Performing Assets
The following table sets forth information concerning non-performing assets for the last five quarters:
(Dollars in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024
Nonaccrual loans held for investment:

Residential mortgage
$ 29,169 $ 28,866 $ 30,790 $ 30,793 $ 31,949

Construction
5,536 5,591 5,718 1,356 1,365

Commercial mortgage
8,382 21,437 22,905 23,155 10,851

C&I
28,042 19,650 20,349 20,344 20,514

Consumer and finance leases
21,434 20,717 20,336 22,813 22,788

Total nonaccrual loans held for investment
$ 92,563 $ 96,261 $ 100,098 $ 98,461 $ 87,467
OREO 7,522 9,343 14,449 15,880 17,306
Other repossessed property 12,389 12,234 11,868 13,444 11,859
Other assets
(1)
1,620 1,579 1,576 1,599 1,620

Total non-performing assets
(2)
$ 114,094 $ 119,417 $ 127,991 $ 129,384 $ 118,252
Past due loans 90 days and still accruing
(3)
$ 31,913 $ 28,891 $ 29,535 $ 37,117 $ 42,390
Nonaccrual loans held for investment to total loans held for investment 0.71% 0.74% 0.78% 0.78% 0.69%
Nonaccrual loans to total loans 0.70% 0.74% 0.78% 0.78% 0.69%
Non-performing assets to total assets 0.60% 0.62% 0.68% 0.68% 0.61%
(1) Residential pass-through MBS issued by the Puerto Rico Housing Finance Authority (“PRHFA”) held as part of the available-for-sale debt securities portfolio.
(2)
Excludes purchased-credit deteriorated

(“PCD”) loans previously accounted

for under Accounting Standards

Codification (“ASC”) Subtopic 310-30

for which the

Corporation made the accounting

policy election of
maintaining pools

of loans

as “units of

account” both at

the time of

adoption of current

expected credit

losses (“CECL”) on

January 1,

2020 and

on an ongoing

basis for credit

loss measurement. These

loans will
continue to be

excluded from nonaccrual

loan statistics as long

as the Corporation can

reasonably estimate the

timing and amount

of cash flows expected

to be collected

on the loan pools.

The portion of

such loans
contractually past due 90 days

or more amounted to $4.8 million

as of December 31, 2025 (September

30, 2025 - $5.0 million; June

30, 2025 - $4.9 million; March

31, 2025 - $5.7 million;

December 31, 2024 - $6.2
million).
(3)
These include rebooked loans,

which were previously pooled

into GNMA securities, amounting

to $6.7 million as

of December 31, 2025

(September 30, 2025 -

$3.8 million; June 30,

2025 - $5.5 million; March

31,
2025 - $6.4

million; December 31,

2024 - $5.7

million). Under the

GNMA program, the

Corporation has the

option but not

the obligation to

repurchase loans that

meet GNMA’s

specified delinquency criteria.

For
accounting purposes, the loans subject to the repurchase option are required to be reflected on the financial statements with an offsetting liability.
Variances

in credit quality metrics:
●
Total

non-performing assets decreased

by $5.3 million

to $114.1

million as of December

31, 2025, driven

by a $12.0 million
payoff of a commercial

mortgage loan in the

Florida region in the hospitality

industry; a $3.1 million

payoff of a C&I loan

in
the

Puerto

Rico

region

in

the

food

retail

industry;

and

a

$1.8

million

decrease

in

the

OREO

portfolio

balance,

mainly
attributable

to the

sale of

residential properties

in the

Puerto

Rico region;

partially offset

by the

inflows

of a

$10.0

million
C&I loan in the Puerto Rico

region in the telecommunications industry

and a $1.9 million C&I loan

in the Puerto Rico region
in the dairy farm industry.
●
Inflows

to

nonaccrual

loans

held

for

investment

were

$46.2

million

in

the

fourth

quarter

of

2025,

an

increase

of

$14.0
million,

compared

to

inflows

of

$32.2

million

in

the

third

quarter

of

2025.

Inflows

to

nonaccrual

commercial

and
construction loans were $12.4 million

in the fourth quarter of 2025, an

increase of $12.1 million, compared

to inflows of $0.3
million

in

the

third

quarter

of

2025,

driven

by

the

aforementioned

inflows

of

two

C&I

loans

in

the

Puerto

Rico

region.
Inflows to nonaccrual

residential mortgage loans

were $4.3 million

in the fourth

quarter of 2025,

an increase of

$1.2 million,
compared to inflows of

$3.1 million in the third

quarter of 2025. Inflows to

nonaccrual consumer loans were

$29.5 million in
the fourth quarter

of 2025, an increase

of $0.7 million, compared

to inflows of $28.8

million in the third

quarter of 2025. See
Early Delinquency below
for additional information.

●
Adversely

classified commercial

loans decreased

by $19.8

million

to $81.4

million as

of December

31, 2025,

compared to
$101.2 million as of September 30,

2025, driven by the aforementioned payoffs

of a $12.0 million commercial mortgage loan
in the

Florida region

and a $3.1

million C&I loan

in the

Puerto Rico region,

partially offset

by the

aforementioned inflow

to
nonaccrual status of a $1.9 million C&I loan in the Puerto Rico region.
Early Delinquency

Total

loans

held

for

investment

in

early

delinquency

(i.e.,

30-89

days

past

due

accruing

loans,

as

defined

in

regulatory

reporting
instructions)

amounted

to

$145.0

million

as

of

December

31,

2025,

an

increase

of

$2.1

million,

compared

to

$142.9

million

as

of
September 30, 2025,

driven by a $7.0

million increase in

consumer loans, mainly

in the auto loans

portfolio, partially offset

by a $5.9
million decrease

in commercial

and construction

loans, primarily

due to

a $6.0

million C&I

loan in

the Florida

region that

has been
restored to current status.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 8 of 28
Allowance for Credit Losses
The following table summarizes the activity of the ACL for on-balance sheet and off-balance sheet exposures during the fourth and
third quarters of 2025:
Quarter Ended December 31, 2025
Loans and Finance Leases Debt Securities
(Dollars in thousands)
Residential
Mortgage
Loans
Commercial and
Construction
Loans
Consumer
Loans and
Finance Leases
Total Loans and
Finance Leases
Unfunded
Loans
Commitments
Held-to-
Maturity
Available-
for-Sale Total ACL Allowance for Credit Losses
Allowance for credit losses, beginning balance $ 40,272 $ 68,580 $ 138,138 $ 246,990 $ 2,611 $ 698 $ 658 $ 250,957
Provision for credit losses - expense

644 2,393 19,381 22,418 402 35 116 22,971
Net recoveries (charge-offs)

155 (53) (20,473) (20,371) - - (11) (20,382)
Allowance for credit losses, end of period $ 41,071 $ 70,920 $ 137,046 $ 249,037 $ 3,013 $ 733 $ 763 $ 253,546
Amortized cost of loans and finance leases $ 2,908,302 $ 6,508,178 $ 3,708,876 $ 13,125,356
Allowance for credit losses on loans to amortized cost 1.41% 1.09% 3.70% 1.90%
Quarter Ended September 30, 2025
Loans and Finance Leases Debt Securities
(Dollars in thousands)
Residential
Mortgage
Loans
Commercial and
Construction
Loans
Consumer
Loans and
Finance Leases
Total Loans and
Finance Leases
Unfunded
Loans
Commitments
Held-to-
Maturity
Available-
for-Sale Total ACL Allowance for Credit Losses
Allowance for credit losses, beginning balance $ 42,448 $ 66,656 $ 139,474 $ 248,578 $ 3,367 $ 765 $ 513 $ 253,223
Provision for credit losses - (benefit) expense (2,208) 1,602 18,876 18,270 (756) (67) 146 17,593
Net recoveries (charge-offs) 32 322 (20,212) (19,858) - - (1) (19,859)
Allowance for credit losses, end of period $ 40,272 $ 68,580 $ 138,138 $ 246,990 $ 2,611 $ 698 $ 658 $ 250,957
Amortized cost of loans and finance leases $ 2,889,081 $ 6,423,479 $ 3,736,124 $ 13,048,684
Allowance for credit losses on loans to amortized cost 1.39% 1.07% 3.70% 1.89%
Allowance for Credit Losses for Loans and Finance

Leases
As of December

31, 2025, the

ACL for loans

and finance leases

was $249.0 million,

an increase of

$2.0 million, from

$247.0 million
as

of

September

30,

2025.

The

ratio

of

the

ACL

for

loans

and

finance

leases

to

total

loans

held

for

investment

was

1.90%

as

of
December 31, 2025, compared to 1.89% as of September 30, 2025.

The increase

was mainly

related to

the ACL

for commercial

and construction

loans,

which increased

by $2.3

million, mainly

due to
C&I

loan

portfolio

growth,

partially

offset

by improved

financial

performance

of

certain

commercial

borrowers.

Also,

the

ACL for
residential mortgage

loans increased

by $0.8

million driven

by loan

growth, partially

offset by

improvements in

the projection

of the
unemployment rate.

Meanwhile, the

ACL for

consumer loans

decreased by

$1.1 million,

driven by

improvements in

macroeconomic
variables, mainly in the projection of the unemployment rate.
The provision for credit losses on

loans and finance leases was $22.4 million

for the fourth quarter of 2025, compared

to $18.3 million
in the third quarter of 2025, as detailed below:
●
Provision

for

credit

losses

for

the

residential

mortgage

loan

portfolio

was

an

expense

of

$0.6

million

for

the

fourth
quarter of

2025, compared

to a net

benefit of

$2.2 million

for the third

quarter of

2025. The

net benefit

recorded during
the

third

quarter

of

2025

was

driven

by

updates

in

historical

loss

experience

that

resulted

in

lower

estimated

loss
severities and reduced reserve requirements.
●
Provision

for

credit losses

for

the

commercial

and

construction

loan

portfolios

was

an

expense

of $2.4

million

for

the
fourth quarter of 2025, compared

to an expense of $1.6 million

for the third quarter of 2025. The

$0.8 million increase in
provision expense

was driven

by loan

growth, partially

offset by

improved financial

performance of

certain commercial
borrowers.

●
Provision

for

credit

losses for

the

consumer

loan

and

finance lease

portfolios

was an

expense

of

$19.4

million

for

the
fourth quarter

of 2025, compared

to an expense

of $18.9 million

for the third

quarter of 2025.

The $0.5 million

increase
in

provision

expense

was

driven

by

a

lower

favorable

impact

from

updated

macroeconomic

variables,

mainly

in

the
projection of

the unemployment

rate, partially

offset by

the prior quarter’s

provision related

to updates

in historical

loss
experience used to estimate the ACL for the unsecured loan portfolio.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 9 of 28
Net Charge-Offs
The following table presents ratios of net (recoveries) charge-offs to average loans held-in-portfolio for the last five quarters:
Quarter Ended

December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024
Residential mortgage -0.02% -0.00% -0.00% 0.00% 0.04%
Construction -0.02% -0.50% -0.02% -0.02% -0.17%
Commercial mortgage 0.01% -0.02% -0.01% -0.01% -0.01%
C&I 0.00% 0.01% -0.09% -0.01% 0.02%
Consumer loans and finance leases 2.20% 2.16% 2.12% 2.31%
(1)
2.59%
Total loans 0.63% 0.62% 0.60% 0.68%
(1)
0.78%
(1)
The net

charge-offs for

the quarter

ended March

31, 2025

included $2.4

million in

recoveries associated

with the

bulk sale

of fully charged

-off consumer

loans and

finance leases.
These recoveries reduced the ratios

of consumer loans and finance leases

and total net charge-offs to

related average loans for the quarter ended

March 31, 2025 by 25 basis points

and
8 basis points, respectively.
The

ratios

above

are

based

on

annualized

net

charge-offs

and

are

not

necessarily

indicative

of

the

results

expected

in

subsequent
periods.
Net

charge-offs

were

$20.4

million

for

the

fourth

quarter

of

2025,

or

an

annualized

0.63%

of

average

loans,

compared

to

$19.9
million, or an annualized

0.62% of average loans,

in the third quarter

of 2025. The $0.5

million increase in net

charge-offs was

driven
by a

$0.3

million

increase

in consumer

loans and

finance leases

net charge

-offs,

mainly

in the

unsecured

loan

portfolio, and

a $0.3
million recovery associated with a construction loan in the Florida region during the third quarter of 2025.
Allowance for Credit Losses for Unfunded Loan

Commitments
As of

December 31,

2025, the

ACL for

off-balance

sheet credit

exposures increased

to $3.0

million, compared

to $2.6

million as

of
September 30, 2025.
Allowance for Credit Losses for Debt Securities
As of

December 31,

2025, the

ACL for

debt securities

was $1.5

million, of

which $0.7

million was

related to

Puerto Rico

municipal
bonds classified as held-to-maturity,

compared to $1.4 million and $0.7 million, respectively,

as of September 30, 2025.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 10 of 28
STATEMENT

OF FINANCIAL CONDITION
Total assets were approximately

$19.1 billion as of December 31, 2025, down $188.4 million from September

30, 2025.

The following variances within the main components of total assets are noted:
●
A $241.0

million decrease

in cash

and cash

equivalents, mainly

related to

the overall

decrease in

deposits, loan

growth, and
capital deployment actions.
●
A

$52.0

million

decrease

in

investment

securities,

driven

by

repayments

of

$660.3

million

of

U.S.

agencies’

MBS

and
debentures,

of which

$464.3 million

was associated

with matured

securities, partially

offset

by purchases

during

the fourth
quarter of

2025 of

$572.9 million

in U.S.

agencies’ MBS

and debentures

at an

average yield

of 4.42%,

and a

$38.3 million
increase

in

the

fair

value

of

available-for-sale

debt

securities

attributable

to

changes

in

market

interest

rates.

In

addition,
during

the fourth

quarter of

2025, $375.0

million in

matured U.S.

Treasury

bills were

replaced with

$370.4 million

in U.S.
Treasury bills at an average yield of 3.80%.
●
An

$80.8

million

increase

in

total

loans.

On

a

portfolio

basis,

the

variance

consisted

of

increases

of

$84.7

million

in
commercial

and

construction

loans

and

$23.4

million

in

residential

mortgage

loans,

partially

offset

by

a

$27.3

million
decrease in

consumer loans.

In terms

of geography,

the growth

was mainly

related to

a $71.8

million increase

in the

Puerto
Rico region.

The increase

in commercial

and construction

loans was

driven by

an $81.6

million increase

in the

Puerto Rico
region, of which

$55.3 million was

in C&I loans.

The fourth quarter

of 2025 includes

repayments of certain

commercial and
construction loans,

each in excess

of $10

million, of

which $74.3 million

was in the

Florida region

and $49.3 million

was in
the Puerto Rico region.

Total

loan

originations,

including

refinancings,

renewals,

and

draws

from

existing

commitments

(excluding

credit

card
utilization activity), amounted to

$1.3 billion in the fourth

quarter of 2025, an increase

of $20.0

million compared to the third
quarter of 2025, mainly in commercial and construction loans in the Puerto

Rico region.
Total liabilities were approximately

$17.2 billion as of December 31, 2025, a decrease of $237.2 million from September

30, 2025.
The following variances within the main components of total liabilities are noted:
●
Total deposits decreased

by $190.9 million consisting of:
o
A
$422.6

million

decrease

in

government

deposits,

consisting

of

decreases

of

$366.1

million

in

the

Puerto

Rico
region and $56.5 million in the Virgin

Islands region.

o
A $34.8

million decrease

in brokered

CDs in

the Florida

region. The

decrease consisted

of maturing

brokered CDs
amounting

to

$105.3

million

with

an

all-in

cost

of

4.56%

that

were

paid

off

during

the

fourth

quarter

of

2025,
partially offset

by $70.5

million of

new issuances

with average

maturities of

approximately 1.3

years and

an all-in
cost of 3.77%.
Partially offset by:
o
A

$266.5

million

increase

in

deposits,

excluding

brokered

CDs

and

government

deposits,

driven

by

increases

of
$249.7

million

in

the

Puerto

Rico

region

and

$22.7

million

in

the

Virgin

Islands

region.

The

increase

in

such
deposits

includes

a

$210.3

million

increase

in

non-interest-bearing

deposits,

of

which

$178.8

million

was

in

the
Puerto Rico region.
●
A $46.3

million decrease

in other

liabilities, in

part due

to a

$72.8 million

decrease in

unsettled investment

trades related

to
purchases of U.S. agencies MBS during the third quarter of 2025, which were settled in the fourth quarter of 2025.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 11 of 28
Total

stockholders’ equity

amounted to $2.0

billion as of

December 31,

2025, an increase

of $48.8 million

from September 30,

2025,
driven

by the

net income

generated in

the fourth

quarter of

2025

and a

$38.3 million

increase in

the fair

value of

available-for-sale
debt securities due

to changes in

market interest

rates recognized

as part of

accumulated other

comprehensive loss,

partially offset

by
$50.0 million

in common

stock repurchases

at an

average price

of $19.88

and $28.3

million in

common stock

dividends declared

in
the fourth quarter of 2025.
As

of

December

31,

2025,

capital

ratios

exceeded

the

required

regulatory

levels

for

bank

holding

companies

and

well-capitalized
banks.

The

Corporation’s

estimated

CET1

capital,

tier

1

capital,

total

capital

and

leverage

ratios

under

the

Basel

III

rules

were
16.76%, 16.76%,

18.01%, and 11.58%,

respectively,

as of December

31, 2025, compared

to CET1 capital,

tier 1 capital,

total capital,
and leverage ratios of 16.67%, 16.67%, 17.93%, and 11.52%

,

respectively, as of September

30, 2025.
Meanwhile, estimated CET1 capital,

tier 1 capital, total capital and

leverage ratios of our banking subsidiary,

FirstBank, were 15.60%,
16.35%,

17.61%,

and

11.30%,

respectively,

as

of

December

31,

2025,

compared

to

CET1

capital,

tier

1

capital,

total

capital

and
leverage ratios of 15.48%,

16.23%, 17.48%,

and 11.20%, respectively,

as of September 30, 2025.
Liquidity
Cash and cash

equivalents decreased

by $241.0

million to $658.6

million as of

December 31,

2025. When

adding $1.9 billion

of free
high-quality

liquid

securities

that

could

be

liquidated

or pledged

within

one

day,

total

core

liquidity

amounted

to

$2.6 billion

as of
December

31,

2025,

or

13.54%

of

total

assets,

compared

to

$2.4

billion,

or

12.64%

of

total

assets

as

of

September

30,

2025.

In
addition,

as

of

December

31,

2025,

the

Corporation

had

$1.1

billion

available

for

credit

with

the

FHLB

based

on

the

value

of

the
collateral pledged

with the

FHLB. As such,

the basic

liquidity ratio

(which includes

cash, free

high-quality liquid

assets such

as U.S.
government

and

government-sponsored

enterprises’

obligations

that

could

be

liquidated

or

pledged

within

one

day,

and

available
secured lines of

credit with the FHLB

to total assets)

was approximately 19.39%

as of December 31,

2025, compared to

18.10% as of
September 30, 2025.

In

addition

to

the

aforementioned

available

credit

from

the

FHLB,

the

Corporation

also

maintains

borrowing

capacity

at

the

FED
Discount

Window

Program.

The

Corporation

had

approximately

$2.6

billion

available

for

funding

under

the

FED’s

Borrower-In-
Custody Program

as of

December 31,

2025. In

the aggregate,

as of

December 31,

2025, the

Corporation had

$6.3 billion

available to
meet liquidity needs, or 132% of estimated uninsured deposits (excluding fully collateralized government deposits).

The

Corporation’s

total

deposits,

excluding

brokered

CDs, amounted

to

$16.1

billion

as of

December

31,

2025,

compared

to

$16.2
billion

as

of

September

30,

2025,

which

includes

$3.0

billion

and

$3.4

billion,

respectively,

in

government

deposits

that

are

fully
collateralized.

Excluding fully

collateralized government

deposits and FDIC-insured

deposits as of

December 31,

2025, the estimated
amount of uninsured deposits was $4.8

billion, which represents 29.79% of

total deposits, compared to $4.6

billion, or 28.36% of total
deposits,

as of

September

30,

2025.

Refer

to

Table

10

in the

accompanying

tables

(Exhibit

A)

for

additional

information

about

the
deposits composition.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 12 of 28
Tangible Common

Equity (Non-GAAP)
On a

non-GAAP basis,

the Corporation’s

tangible common

equity ratio

increased to

10.08% as

of December

31, 2025,

compared to
9.73%

as

of

September

30,

2025,

driven

by

quarterly

earnings

less

dividends

and

repurchases

of

common

stock,

the

$38.3

million
increase

in

the

fair

value

of

available-for-sale

debt

securities,

and

the

decrease

in

tangible

assets.

Refer

to
Non-GAAP

Disclosures-
Non-GAAP Financial Measures

for the definition of and additional information about this non-GAAP financial measure.
The following table

presents a reconciliation

of the Corporation’s

tangible common equity

and tangible assets

to the most comparable
GAAP items as of the indicated dates:
December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024
(In thousands, except ratios and per share

information)
Tangible Equity:
Total common equity - GAAP $ 1,966,865 $

1,918,045 $

1,845,455 $

1,779,342 $

1,669,236
Goodwill (38,611) (38,611) (38,611) (38,611) (38,611)
Other intangible assets (3,458) (3,676) (4,535) (5,715) (6,967)
Tangible common equity - non-GAAP $ 1,924,796 $ 1,875,758 $ 1,802,309 $ 1,735,016 $ 1,623,658
Tangible Assets:
Total assets - GAAP $ 19,132,892 $ 19,321,335 $ 18,897,529 $ 19,106,983 $ 19,292,921
Goodwill (38,611) (38,611) (38,611) (38,611) (38,611)
Other intangible assets (3,458) (3,676) (4,535) (5,715) (6,967)
Tangible assets - non-GAAP $ 19,090,823 $ 19,279,048 $ 18,854,383 $ 19,062,657 $ 19,247,343
Common shares outstanding 156,619 159,135 161,508 163,104 163,869
Tangible common equity ratio - non-GAAP 10.08% 9.73% 9.56% 9.10% 8.44%
Tangible book value per common share - non-GAAP $ 12.29 $ 11.79 $ 11.16 $ 10.64 $ 9.91

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 13 of 28
Exposure to Puerto Rico Government
Direct Exposure
As of

December 31,

2025, the

Corporation

had $297.8

million of

direct exposure

to the

Puerto Rico

government,

its municipalities,
and public corporations,

an increase of $2.0

million compared to

$295.8 million as

of September 30,

2025. As of December

31, 2025,
approximately $211.3

million of the exposure consisted of

loans and obligations of municipalities in

Puerto Rico that are supported

by
assigned

property

tax

revenues

and

for

which,

in

most

cases,

the

good

faith,

credit,

and

unlimited

taxing

power

of

the

applicable
municipality have

been pledged

to their

repayment, and

$42.2 million

consisted of

loans and

obligations which

are supported

by one
or more

specific sources

of municipal

revenues. The Corporation’s

total direct

exposure to

the Puerto

Rico government

also included
$8.7

million

in

a

loan

extended

to

an

affiliate

of

the

Puerto

Rico

Electric

Power

Authority

and

$32.9

million

in

loans

to

public
corporations

of Puerto Rico. In

addition, the total direct

exposure included an obligation

of the Puerto Rico

government, specifically a
residential pass-through

MBS issued

by the

PRHFA,

at an

amortized cost

of $2.7

million (fair

value of

$1.6 million

as of

December
31, 2025),

included as

part of the

Corporation’s

available-for-sale debt

securities portfolio. This

residential pass-through

MBS issued
by the

PRHFA

is collateralized

by certain

second mortgages

and had

an unrealized

loss of

$1.1 million

as of

December 31,

2025, of
which $0.3 million is due to credit deterioration.

The

aforementioned

exposure

to

municipalities

in

Puerto

Rico

included

$79.6

million

of

financing

arrangements

with

Puerto

Rico
municipalities

that

were

issued

in

bond

form

but

underwritten

as

loans

with

features

that

are

typically

found

in

commercial

loans.
These bonds are accounted for as held-to-maturity debt securities.

Indirect Exposure
As of

December

31,

2025 and

September

30, 2025,

the Corporation

had

$2.5 billion

and $2.9

billion, respectively,

of public

sector
deposits

in

Puerto

Rico.

Approximately

23%

of

the

public

sector

deposits

as

of

December

31,

2025

were

from

municipalities

and
municipal

agencies

in

Puerto

Rico,

and

77%

were

from

public

corporations,

the

Puerto

Rico

central

government

and

agencies,

and
U.S. federal government agencies in Puerto Rico.
Additionally,

as of

December 31,

2025, the

outstanding balance

of construction

loans funded

through conduit

financing structures

to
support the

federal programs

of Low-Income

Housing Tax

Credit combined

with other

federal programs

amounted to

$92.4 million,
compared

to

$78.3

million

as

of

September

30,

2025.

The

main

objective

of

these

programs

is

to

spur

development

in

new

or
rehabilitated and

affordable rental

housing. PRHFA

,

as program

subrecipient and

conduit issuer,

issues tax-exempt

obligations which
are acquired

by private financial

institutions and

are required

to co-underwrite

with PRHFA

a mirror

construction loan

agreement for
the specific project loan

to which the Corporation

will serve as ultimate lender but

where the PRHFA

will be the lender

of record. The
total amount of unfunded loan commitments related to these loans as of December

31, 2025 was $60.9 million.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 14 of 28
NON-GAAP DISCLOSURES
This

press

release

contains

GAAP

financial

measures

and

non-GAAP

financial

measures.

Non-GAAP

financial

measures

are

used
when management believes

that the presentation of

these non-GAAP financial

measures enhances the

ability of analysts and

investors
to analyze trends

in the Corporation’s

business and understand

the performance of the

Corporation. The Corporation

may utilize these
non-GAAP

financial measures

as guides

in its

budgeting and

long-term planning

process. Where

non-GAAP

financial measures

are
used,

the

most

comparable

GAAP

financial

measure,

as

well

as

the

reconciliation

of

the

non-GAAP

financial

measure

to

the

most
comparable GAAP financial measure, can be found

in the text or in the tables in or attached to this press release.

Any analysis of these
non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

Certain non-GAAP financial measures,

such as adjusted non-interest

expenses, adjusted income

tax expense, adjusted net income,

and
adjusted

pre-tax,

pre-provision

income,

exclude

the

effect

of

items

that

management

believes

are

not

reflective

of

core

operating
performance

(the

“Special

Items”).

Other

non-GAAP

financial

measures

include

net

interest

income,

interest

rate

spread,

and

net
interest margin

each presented on a

tax-equivalent basis; tangible

common equity; tangible

book value per common

share; and certain
capital ratios.

These measures

should be

read in

conjunction with

the accompanying

tables (Exhibit

A), which

are an

integral part

of
this press release, and the Corporation’s

other financial information that is presented in accordance with GAAP.

Special Items
The financial results for the quarters ended December 31, 2025 and September 30, 2025 and years ended December 31, 2025 and 2024 included the following Special Items:
Quarter Ended December 31, 2025 and Years

Ended December 31, 2025 and 2024
FDIC Special Assessment Expense
-
A benefit

of $1.1

million

($0.7

million

after-tax,

calculated

based

on the

statutory

tax

rate of

37.5%)

was recorded

for

the
quarter

and

year

ended

December

31,

2025,

related

to

amendments

to

the

FDIC

special

assessment

collection

terms.

On
December 16, 2025,

the FDIC issued an

interim final rule

amending the collection

terms of the special

assessment, including
reducing

the

collection

rate

in

the

eighth

collection

quarter

from

3.36

basis

points

to

2.97

basis

points,

eliminating

the
extended assessment

period provisions,

and providing

offsets to

regular quarterly

deposit insurance

assessments if

aggregate
collections

exceed

actual

losses.

As

a

result

of

these

changes,

the

Corporation

recorded

a

reversal

of

the

charges

of

$1.1
million ($0.7 million after-tax) that were recorded

for the year ended December 31, 2024 in connection with the

FDIC special
assessment

imposed

to

cover

expected

losses

incurred

by

the

Deposit

Insurance

Fund

following

the

failures

of

certain
financial institutions in the first half of 2023.

The FDIC deposit special assessment is reflected in the condensed consolidated
statements of income as part of “FDIC deposit insurance” expenses.

Quarter Ended September 30, 2025 and Year

Ended December 31, 2025
Enactment of Act 65-2025
-
On July

17, 2025,

the Government

of Puerto

Rico enacted

Act 65-2025

which, among

other things,

allows domestic

limited
liability companies

owned by

legal entities

to elect

to be

treated as

disregarded

entities for

tax purposes.

As a

result of

this
change,

during the third quarter of 2025, the Corporation reversed approximately

$16.6 million in valuation allowance related
to deferred

tax assets

primarily

associated with

NOL carryforwards

at the

holding company

level. This

reversal reflects

the
Corporation’s expectation of

realizing these tax benefits under the new election established by the Act.

Employee Retention Credit (“ERC”)
-
During the third

quarter of 2025, the

Corporation recognized a

$2.3 million ERC, net

of $0.3 million

in related commissions.
This

amount

is

reflected

in

the

condensed

consolidated

statements

of

income

as

part

of

“employees’

compensation

and
benefits”

expenses.

This

credit

was

established

under

the

Coronavirus

Aid,

Relief,

and

Economic

Security

Act

to

support
businesses that

retained employees

during the

COVID-19 pandemic.

The credit

recorded during

the third

quarter of

2025 is
tax exempt for Puerto Rico tax purposes.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 15 of 28
Non-GAAP Financial Measures
Tangible

Common Equity Ratio and Tangible

Book Value

per Common Share

The

tangible

common

equity

ratio

and

tangible

book

value

per

common

share

are

non-GAAP

financial

measures

that

management
believes are generally

used by the financial

community to evaluate

capital adequacy.

Tangible

common equity is total

common equity
less goodwill

and other

intangible assets.

Tangible

assets are

total assets

less goodwill

and other

intangible assets.

Tangible

common
equity ratio is tangible common

equity divided by tangible assets. Tangible

book value per common share is

tangible assets divided by
common shares

outstanding. Refer

to
Statement of

Financial Condition

– Tangible

Common Equity

(Non-GAAP)

for a

reconciliation
of

the

Corporation’s

total

stockholders’

equity

and

total

assets

in

accordance

with

GAAP

to

the

non-GAAP

financial

measures

of
tangible

common

equity

and

tangible

assets, respectively.

Management

uses and

believes that

many

stock

analysts

use

the

tangible
common

equity

ratio

and

tangible

book

value

per

common

share

in

conjunction

with

other

more

traditional

bank

capital

ratios

to
compare

the

capital

adequacy

of

banking

organizations

with

significant

amounts

of

goodwill

or

other

intangible

assets,

typically
stemming from the use

of the purchase method of

accounting for mergers and

acquisitions. Accordingly,

the Corporation believes that
disclosure of

these financial

measures may

be useful

to investors.

Neither tangible

common equity

nor tangible

assets, or

the related
measures, should

be considered in

isolation or

as a substitute

for stockholders’

equity,

total assets, or

any other measure

calculated in
accordance with

GAAP.

Moreover,

the manner

in which

the Corporation

calculates its

tangible common

equity,

tangible assets,

and
any other related measures may differ from that of other companies reporting measures with similar names.
Adjusted Net Income, Adjusted Non-Interest

Expenses, and Adjusted Income Tax

Expense
To

supplement

the

Corporation’s

financial

statements

presented

in

accordance

with

GAAP,

the

Corporation

uses,

and

believes

that
investors benefit

from disclosure

of, non-GAAP

financial measures

that reflect adjustments

to net income,

non-interest expenses,

and
income tax expense to exclude Special Items.
Adjusted Pre-Tax,

Pre-Provision Income
Adjusted

pre-tax,

pre-provision

income

is

a

non-GAAP

performance

metric

that

management

uses

and

believes

that

investors

may
find

useful

in

analyzing

underlying

performance

trends,

particularly

in

times

of

economic

stress,

including

as

a

result

of

natural
catastrophes

or

health

epidemics.

Adjusted

pre-tax,

pre-provision

income,

as

defined

by

management,

represents

income

before
income

taxes

adjusted

to

exclude

the

provisions

for

credit

losses

on

loans,

unfunded

loan

commitments

and

debt

securities.

In
addition, from

time to time,

earnings are

also adjusted for

certain items

that management

believes are

not reflective

of core

operating
performance, which are regarded as Special Items.
Net Interest Income on a Tax

-Equivalent Basis

Net interest income,

interest rate spread,

and net interest

margin are

reported on a

tax-equivalent basis in

order to provide

to investors
additional information

about the Corporation’s

net interest

income that

management uses

and believes

should facilitate

comparability
and analysis

of the

periods presented.

The tax-equivalent

adjustment to

net interest

income recognizes

the income

tax savings

when
comparing taxable and tax-exempt

assets and assumes a marginal

income tax rate. Income from tax-exempt

earning assets is increased
by an

amount equivalent

to the

taxes that

would have

been paid

if this

income had

been taxable

at statutory

rates. Refer

to Tables

4
and 5

in the

accompanying tables

(Exhibit A)

for a

reconciliation of

the Corporation’s

net interest

income on

a tax-equivalent

basis.
Management believes

that it

is a standard

practice in

the banking

industry to

present net

interest income,

interest rate

spread, and

net
interest

margin

on

a

fully

tax-equivalent

basis.

This

adjustment

puts

all earning

assets,

most

notably

tax-exempt

securities and

tax-
exempt loans, on a common basis that management believes facilitates comparison of results to the results of peers.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 16 of 28
NET INCOME AND RECONCILIATION

TO ADJUSTED NET INCOME (NON-GAAP)
The following table

reconciles, for the

fourth and third

quarters of 2025

and years ended

December 31, 2025

and 2024, net income

to
adjusted net

income, which

is a non-GAAP

financial measure

that excludes

the significant

Special Items

discussed in

the
Non-GAAP
Disclosures – Special Items

section, and shows net income, for the quarter ended December 31, 2024.
Quarter Ended Year Ended
December 31, 2025 September 30, 2025 December 31, 2024 December 31, 2025 December 31, 2024
(In thousands, except per share information)
Net income, as reported (GAAP) $ 87,101 $ 100,526 $ 75,701 $ 344,866 $ 298,724
Adjustments:

Employee retention credit - (2,358) - (2,358) -
FDIC special assessment (reversal) expense (1,099) - - (1,099) 1,099
Income tax impact related to the enactment of Act 65-2025 - (16,553) - (16,553) -

Income tax impact of adjustments
(1)
412 - - 412 (412)
Adjusted net income (Non-GAAP)

$ 86,414 $ 81,615 $ 75,701 $ 325,268 $ 299,411
(1) See Non-GAAP Disclosures — Special Items above for a discussion of the individual tax impact related to the above adjustments.
INCOME BEFORE

INCOME TAXES

AND RECONCILIATION

TO

ADJUSTED PRE-TAX,

PRE-PROVISION

INCOME
(NON-GAAP)

The following

table reconciles income

before income taxes

to adjusted pre-tax,

pre-provision income

for the last

five quarters and

for
the years ended December 31, 2025 and 2024:
Quarter Ended Year Ended
December 31, 2025
September 30,

2025
June 30, 2025 March 31, 2025
December 31,

2024
December 31,

2025
December 31,

2024
(Dollars in thousands)
Income before income taxes $ 107,327 $ 106,223 $ 102,885 $ 100,299 $ 96,029 $ 416,734 $ 391,207
Add: Provision for credit losses expense 22,971 17,593 20,587 24,810 20,904 85,961 59,921
Add: FDIC special assessment (reversal) expense (1,099) - - - - (1,099) 1,099
Less: Employee retention credit - (2,358) - - - (2,358) -
Adjusted pre-tax, pre-provision income
(1)
$ 129,199

$

121,458

$

123,472

$

125,109

$

116,933

$

499,238

$

452,227
Change from most recent prior period (amount) $ 7,741 $ (2,014) $ (1,637) $ 8,176 $ 5,302 $ 47,011 $ (7,255)
Change from most recent prior period (percentage) 6.4% -1.6% -1.3% 7.0% 4.7% 10.4% -1.6%
(1) Non-GAAP financial measure. See Non-GAAP Disclosures above for the definition and additional information about this non-GAAP financial measure.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 17 of 28
Conference Call / Webcast

Information

First BanCorp.’s

senior management

will host

an earnings

conference

call and

live webcast

on Tuesday,

January 27,

2026, at

10:00
a.m.

(Eastern

Time).

The

call

may

be

accessed

via

a

live

Internet

webcast

through

the

Corporation’s

investor

relations

website,
fbpinvestor.com,

or through

a dial-in

telephone number

at (833) 470-1428

or (646)

844-6383. The

participant access

code is

822609.
The

Corporation

recommends

that

listeners

go

to

the

web

site

at

least

15

minutes

prior

to

the

call

to

download

and

install

any
necessary software. Following the

webcast presentation, a question and

answer session will be made available

to research analysts and
institutional investors.

A replay of

the webcast will

be archived in

the Corporation’s

investor relations website,

fbpinvestor.com,

until
January

27, 2027.

A telephone

replay

will be

available

one

hour

after the

end

of the

conference

call

through

February

26,

2026,

at
(866) 813-9403. The replay access code is 830837.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 18 of 28
Safe Harbor
This press release may contain

“forward-looking statements” concerning the

Corporation’s future

economic, operational,

and financial
performance.

The

words

or

phrases

“expect,”

“anticipate,”

“intend,”

“should,”

“would,”

“will,”

“plans,”

“forecast,”

“believe,”

and
similar

expressions

are

meant

to

identify

“forward-looking

statements”

within

the

meaning

of

Section

27A

of the

Securities

Act

of
1933, as amended,

and Section 21E of

the Securities Exchange

Act of 1934, as

amended, and are subject

to the safe harbor

created by
such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only
as

of

the

date

hereof,

and

advises

readers

that

any

such

forward-looking

statements

are

not

guarantees

of

future

performance

and
involve certain

risks, uncertainties,

estimates, and

assumptions by

us that

are difficult

to predict.

Various

factors, some

of which

are
beyond

our

control,

including,

but

not

limited

to,

the

uncertainties

more

fully

discussed

in

Part

I,

Item

1A,

“Risk

Factors”

of

the
Corporation’s

Annual Report

on Form

10-K for

the year

ended December

31, 2024,

and the

following, could

cause actual

results to
differ

materially

from

those expressed

in,

or

implied

by,

such

forward-looking

statements: the

effect

of

changes

in

the

interest

rate
environment

and

inflation

levels

on

the

level,

composition

and

performance

of

the

Corporation’s

assets

and

liabilities,

and
corresponding effects

on the

Corporation’s

net interest

income, net

interest margin,

loan originations,

deposit attrition,

overall results
of

operations,

and

liquidity

position;

volatility

in

the

financial

services

industry,

which

could

result

in,

among

other

things,

bank
deposit

runoffs,

liquidity

constraints,

and

increased regulatory

requirements

and

costs;

the

effect

of

continued

changes in

the fiscal,
monetary

and

trade

policies

and

regulations

of

the

U.S.

federal

government,

the

Puerto

Rico

government

and

other

governments,
including those

determined by

the Federal

Reserve Board,

the Federal Reserve

Bank of New

York,

the FDIC, government

-sponsored
housing agencies

and regulators in

Puerto Rico,

the U.S., and

the U.S. and

British Virgin

Islands, that

may affect

the future results

of
the

Corporation;

uncertainty

as

to

the

ability

of

FirstBank

to

retain

its

core

deposits

and

generate

sufficient

cash

flow

through

its
wholesale

funding

sources,

such as

securities sold

under

agreements to

repurchase,

FHLB advances,

and brokered

CDs,

which

may
require us to sell investment

securities at a loss; adverse changes

in general political and economic conditions

in Puerto Rico, the U.S.,
and the U.S. and British Virgin

Islands, including in the interest rate environment, unemployment rates, market liquidity and volatility,
trade policies, housing absorption rates, real estate markets

,

and U.S. capital markets, which may affect

funding sources, loan portfolio
performance

and

credit

quality,

market

prices

of

investment

securities,

and

demand

for

the

Corporation’s

products

and

services,
and which may

reduce the

Corporation’s

revenues and

earnings and

the value

of the

Corporation’s

assets; the

impact of

litigation or
the threat of litigation,

including any settlements

or judgments against the

Corporation, and the potential

resulting adverse publicity

or
other

reputational

harm;

the impact

of government

financial

assistance

for

hurricane

recovery

and

other disaster

relief

on economic
activity in Puerto Rico, and

the timing and pace of

disbursements of funds earmarked

for disaster relief; the ability

of the Corporation,
FirstBank,

and

third-party

service

providers

to

identify

and

prevent

cyber-security

incidents,

such

as

data

security

breaches,
ransomware,

malware,

“denial of

service”

attacks, “hacking,”

identity

theft, and

state-sponsored

cyberthreats, and

the occurrence

of
and response

to any

incidents that

occur,

which may

result in

misuse or

misappropriation of

confidential or

proprietary information,
disruption,

or

damage

to

our

systems

or

those

of

third-party

service

providers

on

which

we

rely,

increased

costs

and

losses

and/or
adverse

effects

to

our

reputation;

general

competitive

factors

and

other

market

risks

as

well

as

the

implementation

of

existing

or
planned strategic

growth opportunities,

including risks,

uncertainties,

and other

factors or

events related

to any

business acquisitions,
dispositions,

strategic partnerships,

strategic operational

investments, including

systems conversions,

and any

anticipated efficiencies
or

other

expected

results

related

thereto;

uncertainty

regarding

the

implementation

of

Puerto

Rico’s

debt

restructuring

plan

and

the
revised

fiscal

plan

for

Puerto

Rico,

as

certified

on

June

6,

2025,

by

the

oversight

board

established

by

the

Puerto

Rico

Oversight,
Management, and

Economic Stability Act,

or any revisions

to it, on

our clients and

loan portfolios, and

any potential impact

of future
economic

or

political

developments

and

tax

regulations

in

Puerto

Rico;

the

impact

of

changes

in

accounting

standards,

or
determinations and

assumptions in

applying those

standards, and

of forecasts

of economic

variables considered

for the determination
of the ACL;

the ability of

FirstBank to realize

the benefits

of its net

deferred tax

assets; the ability

of FirstBank to

generate sufficient
cash flow

to pay

dividends to

the Corporation;

environmental, social,

and governance

(“ESG”) matters,

including our

climate-related
initiatives and

commitments, as

well as

the impact

and potential

cost to

us of

any policies,

legislation, or

initiatives in

opposition to
our

ESG

policies;

the

impacts

of

natural

or

man-made

disasters,

widespread

health

emergencies,

geopolitical

conflicts

(including
sanctions,

war or

armed conflict,

such as

the ongoing

conflict in

Ukraine,

the conflict

in the

Middle East,

the possible

expansion

of
such conflicts

in surrounding

areas and

potential geopolitical

consequences,

and the

threat of

conflict from

neighboring countries

in
our region),

terrorist attacks,

or other

catastrophic external

events, including

impacts of

such events

on general

economic conditions
and

on

the

Corporation’s

assumptions

regarding

forecasts

of

economic

variables;

the

risk

that

additional

portions

of

the

unrealized
losses in the Corporation’s

debt securities portfolio

are determined to be

credit-related, resulting in

additional charges

to the provision
for

credit losses

on

the

Corporation’s

debt

securities

portfolio,

and

the potential

for

additional

credit

losses that

could

emerge

from
further

downgrades

of

the

U.S.’s

Long-Term

Foreign-Currency

Issuer

Default

Rating

and

negative

ratings

outlooks;

the

impacts

of
applicable legislative, tax,

or regulatory changes

or changes in legislative,

tax, or regulatory

priorities, including as

a result of the

One
Big Beautiful

Bill Act,

signed

into law

on July

4, 2025,

the reduction

in staffing

at U.S.

governmental

agencies,

the effects

of U.S.
federal

government

shutdowns

and

political

impasses,

and

uncertainties

regarding

the

U.S.

debt

ceiling

and

federal

budget,

on

the
Corporation’s

financial condition

or performance;

the risk

of possible

failure or

circumvention of

the Corporation’s

internal controls
and procedures

and the risk

that the Corporation’s

risk management

policies may

not be adequate;

the risk that

the FDIC may

further
increase the deposit

insurance premium and/or

require further special

assessments, causing an

additional increase in

the Corporation’s
non-interest expenses;

any need

to recognize

impairments on

the Corporation’s

financial instruments,

goodwill,

and other

intangible
assets;

the

risk

that

the

impact

of

the

occurrence

of

any

of

these

uncertainties

on

the

Corporation’s

capital

would

preclude

further
growth

of

FirstBank

and

preclude

the

Corporation’s

Board

of

Directors

from

declaring

dividends;

and

uncertainty

as

to

whether

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 19 of 28
FirstBank will be able to

continue to satisfy its regulators

regarding, among other

things, its asset quality,

liquidity plans, maintenance
of capital

levels, and

compliance with

applicable laws,

regulations and

related requirements.

The Corporation

does not

undertake to,
and specifically disclaims

any obligation to

update any “forward-looking

statements” to reflect occurrences

or unanticipated events

or
circumstances after the date of such statements, except as required by the federal securities laws.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 20 of 28
About First BanCorp.
First BanCorp.

is the

parent corporation

of FirstBank

Puerto Rico,

a state-chartered

commercial bank

with operations

in Puerto

Rico,
the

U.S.,

and

the British

Virgin

Islands

and

Florida,

and

of FirstBank

Insurance

Agency.

First BanCorp.’s

shares

of common

stock
trade

on

the

New

York

Stock

Exchange

under

the

symbol

FBP.

Additional

information

about

First

BanCorp.

may

be

found

at
www.1firstbank.com

.

###
First BanCorp.
Ramon Rodriguez

Senior Vice President
Corporate Strategy and Investor Relations
ramon.rodriguez@firstbankpr.com

(787) 729-8200 Ext. 82179

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 21 of 28
EXHIBIT A
Table 1

– Condensed Consolidated Statements of Financial Condition
As of
December 31, 2025
September 30,

2025
December 31, 2024
(In thousands, except for share information)
ASSETS
Cash and due from banks
$

657,149
$

897,877
$

1,158,215
Money market investments:

Time deposit with another financial institution
750 750 500

Other short-term investments
700 943 700

Total money market investments
1,450 1,693 1,200
Available-for-sale debt

securities, at fair value (ACL of $763 as of December 31, 2025,

$658 as of September 30, 2025;

and $521 as of December 31, 2024)
4,554,032 4,598,303 4,565,302
Held-to-maturity debt securities, at amortized cost, net

of ACL of $733 as of December 31, 2025; $698 as of

September 30, 2025; and $802 as of December 31, 2024 (fair value of $262,055 as of December 31, 2025;

$269,253 as of September 30, 2025 and $308,040 as of December 31,

2024)
264,563 272,665 316,984

Total debt securities
4,818,595 4,870,968 4,882,286
Equity securities 44,753 44,390 52,018

Total investment securities
4,863,348 4,915,358 4,934,304
Loans held for investment, net of ACL of $249,037 as

of December 31, 2025; $246,990 as of September 30, 2025;

and $243,942 as of December 31, 2024
12,876,319 12,801,694 12,502,614
Mortgage loans held for sale, at lower of cost or market 16,697 12,546 15,276

Total loans, net
12,893,016 12,814,240 12,517,890
Accrued interest receivable on loans and investments 71,351 66,109 71,881
Premises and equipment, net 126,920 126,968 133,437
OREO 7,522 9,343 17,306
Deferred tax asset, net 149,012 146,926 136,356
Goodwill 38,611 38,611 38,611
Other intangible assets 3,458 3,676 6,967
Other assets 321,055 300,534 276,754

Total assets
$ 19,132,892 $ 19,321,335 $ 19,292,921
LIABILITIES
Deposits:

Non-interest-bearing deposits
$

5,549,416
$

5,374,894
$

5,547,538

Interest-bearing deposits
11,120,727 11,486,153 11,323,760

Total deposits
16,670,143 16,861,047 16,871,298
Advances from the FHLB 290,000 290,000 500,000
Other borrowings - - 61,700
Accounts payable and other liabilities 205,884 252,243 190,687

Total liabilities
17,166,027 17,403,290 17,623,685
STOCKHOLDERSʼ EQUITY
Common stock, $0.10 par value, 223,663,116

shares issued (December 31, 2025 - 156,618,996 shares outstanding;

September 30, 2025 - 159,134,896 shares outstanding; and December 31,

2024 - 163,868,877 shares outstanding)
22,366 22,366 22,366
Additional paid-in capital 963,543 961,441 964,964
Retained earnings 2,268,011 2,209,198 2,038,812
Treasury stock, at cost (December 31, 2025 -

67,044,120 shares; September 30, 2025 - 64,528,220 shares; and

December 31, 2024 - 59,794,239 shares)
(932,505) (882,504) (790,350)
Accumulated other comprehensive loss (354,550) (392,456) (566,556)

Total stockholdersʼ equity
1,966,865 1,918,045 1,669,236

Total liabilities and stockholdersʼ equity
$ 19,132,892 $ 19,321,335 $ 19,292,921

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 22 of 28
Table 2

– Condensed Consolidated Statements of Income
Quarter Ended Year Ended
December 31,

2025
September 30,

2025
December 31,

2024
December 31,

2025
December 31,

2024
(In thousands, except per share information)
Net interest income:
Interest income $ 285,158 $ 282,743 $ 279,728 $ 1,123,156 $ 1,095,153
Interest expense 62,390 64,827 70,461 254,216 287,674
Net interest income 222,768 217,916 209,267 868,940 807,479
Provision for credit losses - expense (benefit):
Loans 22,418 18,270 21,544 85,906 62,861
Unfunded loan commitments 402 (756) (318) (130) (1,495)
Debt securities 151 79 (322) 185 (1,445)
Provision for credit losses - expense 22,971 17,593 20,904 85,961 59,921
Net interest income after provision for credit losses 199,797 200,323 188,363 782,979 747,558
Non-interest income:
Service charges and fees on deposit accounts 9,861 9,811 9,748 39,068 38,819
Mortgage banking activities 4,219 3,309 3,183 14,106 12,683
Card and processing income 12,353 11,682 12,155 47,390 46,758
Other non-interest income 7,967 5,992 7,113 31,314 32,462
Total non-interest income

34,400 30,794 32,199 131,878 130,722
Non-interest expenses:
Employees’ compensation and benefits 63,196 59,761 59,652 245,152 235,695
Occupancy and equipment 21,797 22,185 22,771 88,909 88,427
Business promotion 5,944 3,884 5,328 16,601 17,645
Professional service fees 13,111 11,903 11,810 48,109 49,455
Taxes, other than income taxes 6,272 6,092 5,994 23,954 22,196
FDIC deposit insurance 961 2,236 2,236 7,668 9,818
Net (gain) loss on OREO operations (838) 1,033 (1,074) (1,525) (7,474)
Credit and debit card processing expenses 7,728 7,889 7,147 28,474 27,600
Other non-interest expenses 8,699 9,911 10,669 40,781 43,711
Total non-interest expenses 126,870 124,894 124,533 498,123 487,073
Income before income taxes 107,327 106,223 96,029 416,734 391,207
Income tax expense 20,226 5,697 20,328 71,868 92,483
Net income $ 87,101 $ 100,526 $ 75,701 $ 344,866 $ 298,724
Net income attributable to common stockholders $ 87,101 $ 100,526 $ 75,701 $ 344,866 $ 298,724
Earnings per common share:
Basic $ 0.56 $ 0.63 $ 0.46 $ 2.16 $ 1.82
Diluted $ 0.55 $ 0.63 $ 0.46 $ 2.15 $ 1.81

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 23 of 28
Table 3

– Selected Financial Data
Quarter Ended Year Ended
December 31,

2025
September 30,

2025
December 31,

2024
December 31,

2025
December 31,

2024
(Shares in thousands)
Per Common Share Results:
Net earnings per share - basic $ 0.56 $ 0.63 $ 0.46 $ 2.16 $ 1.82
Net earnings per share - diluted $ 0.55 $ 0.63 $ 0.46 $ 2.15 $ 1.81
Cash dividends declared $ 0.18 $ 0.18 $ 0.16 $ 0.72 $ 0.64
Average shares outstanding

156,792 159,291 163,084 159,956 164,549
Average shares outstanding diluted 157,675 160,087 163,893 160,739 165,268
Book value per common share $ 12.56 $ 12.05 $ 10.19 $ 12.56 $ 10.19
Tangible book value per common share
(1)
$ 12.29 $ 11.79 $ 9.91 $ 12.29 $ 9.91
Common stock price: end of period $ 20.73 $ 22.05 $ 18.59 $ 20.73 $ 18.59
Selected Financial Ratios (In Percent):
Profitability:
Average yield on loans and leases 7.55 7.62 7.71 7.64 7.81
Average yield on securities,

other short-term investments and interest-earning cash balances
2.51 2.33 2.11 2.34 1.96
Average yield on interest-earning assets 5.98 5.93 5.79 5.92 5.77
Average rate on interest-bearing liabilities 2.15 2.20 2.35 2.18 2.43
Average cost of funds 1.46 1.51 1.61 1.49 1.67
Interest rate spread 3.83 3.73 3.44 3.74 3.34
Interest rate spread - non-GAAP
(2)
4.04 3.90 3.55 3.91 3.44
Net interest margin 4.68 4.57 4.33 4.58 4.25
Net interest margin - non-GAAP
(2)
4.88 4.74 4.44 4.75 4.36
Return on average assets

1.81 2.10 1.56 1.81 1.58
Return on average equity

17.84 21.36 17.77 18.74 19.09
Efficiency ratio
(3)
49.33 50.22 51.57 49.77 51.92
Capital and Other:
Average total equity to average total assets 10.15 9.81 8.80 9.65 8.25
Total capital 18.01 17.93 18.02 18.01 18.02
Common equity Tier 1 capital 16.76 16.67 16.32 16.76 16.32
Tier 1 capital 16.76 16.67 16.32 16.76 16.32
Leverage 11.58 11.52 11.07 11.58 11.07
Tangible common equity ratio
(1)
10.08 9.73 8.44 10.08 8.44
Dividend payout ratio

32.40 28.52 34.47 33.40 35.25
Basic liquidity ratio
(4)
19.39 18.10 17.27 19.39 17.27
Core liquidity ratio
(5)
13.54 12.64 12.54 13.54 12.54
Loan to deposit ratio 78.84 77.46 75.64 78.84 75.64
Uninsured deposits, excluding fully collateralized deposits,

to total deposits
(6)
29.79 28.36 29.36 29.79 29.36

Average Balances (In thousands):
Loan and leases $ 13,032,081 $ 12,876,239 $ 12,584,143 $ 12,822,153 $ 12,355,496
Securities, other short-term investments and interest-earning cash balances
5,871,091 6,037,726 6,592,411 6,147,794 6,629,868
Interest-earning assets $ 18,903,172 $ 18,913,965 $ 19,176,554 $ 18,969,947 $ 18,985,364
Total assets $ 19,081,259 $ 19,028,792 $ 19,217,363 $ 19,064,421 $ 18,961,356
Interest-bearing liabilities $ 11,531,091 $ 11,669,135 $ 11,911,904 $ 11,654,354 $ 11,840,390
Non-interest-bearing deposits 5,419,990 5,309,212 5,402,606 5,389,187 5,351,124
Total funding sources $ 16,951,081 $ 16,978,347 $ 17,314,510 $ 17,043,541 $ 17,191,514
Total equity $ 1,936,808 $ 1,866,839 $ 1,690,377 $ 1,839,800 $ 1,564,543
Asset Quality:
Allowance for credit losses for loans and finance leases to

total loans

held for investment
1.90 1.89 1.91 1.90 1.91
Net charge-offs (annualized) to average loans

outstanding
0.63 0.62 0.78 0.63 0.65
Provision for credit losses for loans and finance leases

to net charge-offs
110.05 92.00 87.58 106.30 77.83
Non-performing assets to total assets 0.60 0.62 0.61 0.60 0.61
Nonaccrual loans held for investment to total loans held for investment 0.71 0.74 0.69 0.71 0.69
Allowance for credit losses for loans and finance leases to

total nonaccrual loans

held for investment
269.05 256.58 278.90 269.05 278.90
Allowance for credit losses for loans and finance leases to

total nonaccrual loans

held for investment, excluding residential estate loans
392.84 366.48 439.39 392.84 439.39
(1)
Non-GAAP financial measures. Refer to Non-GAAP Disclosures and

Statement of Financial Condition —
Tangible Common Equity

(Non-GAAP) above

for additional information about
the components and a reconciliation of these measures.
(2)
Non-GAAP financial measures reported on a tax-equivalent

basis. Refer to
Non-GAAP Disclosures
and Tables 4 and 5 below for additional information

and reconciliation of this measure.
(3)
Non-interest expenses to the sum of net interest income and

non-interest income.
(4)
Defined as the sum of cash and cash equivalents, free high quality liquid assets that could be liquidated within one day,

and available secured lines of credit with the FHLB to

total assets.
(5)
Defined as the sum of cash and cash equivalents and free high quality liquid assets that could be liquidated within one day to

total assets.
(6)
Exclude insured deposits not covered by federal deposit insurance.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 24 of 28
Table 4

– Quarterly Statement of Average

Interest-Earning Assets and Average

Interest-Bearing Liabilities (On a Tax-
Equivalent Basis, with GAAP reconciliation)
Average Volume Interest Income
(1)

/ Expense
Average Rate
(1)
Quarter Ended

December 31,

September 30,

December 31,

December 31,

September 30,

December 31,

December 31,

September 30,

December 31,

2025 2025 2024 2025 2025 2024 2025 2025 2024
(Dollars in thousands)
Interest-earning assets:
Money market and other short-term investments $ 727,018 $ 871,290 $ 994,674 $ 7,300 $ 9,695 $ 11,986 3.98% 4.41% 4.78%
Government obligations
(2)
1,595,962 1,838,314 2,248,155 11,211 9,779 7,681 2.79% 2.11% 1.36%
MBS 3,502,688 3,281,983 3,295,492 22,891 18,801 15,685 2.59% 2.27% 1.89%
FHLB stock 24,735 25,777 33,995 493 495 790 7.91% 7.62% 9.22%
Other investments

20,688 20,362 20,095 83 123 160 1.59% 2.40% 3.16%
Total investments
(3)
5,871,091 6,037,726 6,592,411 41,978 38,893 36,302 2.84% 2.56% 2.18%
Residential mortgage loans 2,904,714 2,873,549 2,832,473 42,960 42,203 41,574 5.87% 5.83% 5.82%
Construction loans 250,338 250,280 228,438 6,398 6,058 5,351 10.14% 9.60% 9.29%
C&I and commercial mortgage loans 6,156,312 6,014,997 5,775,301 105,174 104,631 102,723 6.78% 6.90% 7.06%
Finance leases 894,143 897,982 894,116 17,217 17,403 17,546 7.64% 7.69% 7.79%
Consumer loans 2,826,574 2,839,431 2,853,815 81,325 81,799 81,458 11.41% 11.43% 11.32%
Total loans
(4) (5)
13,032,081 12,876,239 12,584,143 253,074 252,094 248,652 7.70% 7.77% 7.84%
Total interest-earning assets - non-GAAP
(1)
$ 18,903,172 $ 18,913,965 $ 19,176,554 $ 295,052 $ 290,987 $ 284,954 6.19% 6.10% 5.90%
Tax-equivalent adjustment (9,894) (8,244) (5,226)
Interest income - GAAP $ 285,158 $ 282,743 $ 279,728 5.98% 5.93% 5.79%
Interest-bearing liabilities:
Time deposits $ 3,524,261 $ 3,352,163 $ 3,042,752 $ 30,169 $ 28,590 $ 26,946 3.40% 3.38% 3.51%
Brokered CDs 617,217 581,946 485,176 6,644 6,414 5,907 4.27% 4.37% 4.83%
Other interest-bearing deposits 7,099,613 7,421,017 7,777,387 22,390 26,341 29,854 1.25% 1.41% 1.52%
Advances from the FHLB 290,000 313,152 500,217 3,187 3,472 5,674 4.36% 4.40% 4.50%
Other borrowings - 857 106,372 - 10 2,080 0.00% 4.63% 7.76%
Total interest-bearing liabilities - GAAP $ 11,531,091 $ 11,669,135 $ 11,911,904 $ 62,390 $ 64,827 $ 70,461 2.15% 2.20% 2.35%
Net interest income / margin-

non-GAAP
(1)
$ 232,662 $ 226,160 $ 214,493 4.88% 4.74% 4.44%
Net interest income / margin - GAAP $ 222,768 $ 217,916 $ 209,267 4.68% 4.57% 4.33%
Net interest spread - non-GAAP
(1)
4.04% 3.90% 3.55%
Net interest spread - GAAP 3.83% 3.73% 3.44%
(1)
Non-GAAP financial

measures reported on

a tax-equivalent basis.

The tax-equivalent yield

was estimated by

dividing the interest

rate spread

on exempt assets

by 1 less

the Puerto Rico

statutory tax rate

of 37.5% and
adding to

it the

cost of

interest-bearing liabilities.

When adjusted

to a

tax-equivalent basis,

yields on

taxable and

exempt assets

are comparable.

Refer to
Non-GAAP Disclosures

- Non-GAAP

Financial Measures

for
additional information.

(2) Government obligations include debt issued by government-sponsored agencies.
(3) Unrealized gains and losses on available-for-sale debt securities are excluded from the average volumes.
(4) Average loan balances include the average of non-performing loans.
(5)
Interest income on loans includes

$4.4 million, $3.8 million, and

$3.9 million, for the quarters ended

December 31, 2025, September 30,

2025, and December 31, 2024, respectively,

of income from prepayment penalties
and late fees related to the Corporation’s loan portfolio.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 25 of 28
Table 5

– Year

-to-Date Statement of Average

Interest-Earning Assets and Average

Interest-Bearing Liabilities (On a Tax-
Equivalent Basis, with GAAP reconciliation)
Average Volume Interest Income
(1)

/ Expense
Average Rate
(1)
Year Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024
(Dollars in thousands)
Interest-earning assets:
Money market and other short-term investments $ 943,731 $ 710,945 $ 41,097 $ 37,082 4.35% 5.22%
Government obligations
(2)
1,810,308 2,517,327 35,479 34,139 1.96% 1.36%
MBS 3,346,069 3,348,925 77,168 59,092 2.31% 1.76%
FHLB stock 27,296 34,161 2,423 3,266 8.88% 9.56%
Other investments

20,390 18,510 627 543 3.08% 2.93%
Total investments
(3)
6,147,794 6,629,868 156,794 134,122 2.55% 2.02%
Residential mortgage loans 2,868,887 2,816,732 168,321 164,238 5.87% 5.83%
Construction loans 244,769 221,822 23,891 19,260 9.76% 8.68%
C&I and commercial mortgage loans 5,968,858 5,606,827 410,319 405,481 6.87% 7.23%
Finance leases 899,270 879,437 70,167 69,218 7.80% 7.87%
Consumer loans 2,840,369 2,830,678 325,178 322,267 11.45% 11.38%
Total loans
(4) (5)
12,822,153 12,355,496 997,876 980,464 7.78% 7.94%
Total interest-earning assets

- non-GAAP
(1)
$ 18,969,947 $ 18,985,364 $ 1,154,670 $ 1,114,586 6.09% 5.87%
Tax-equivalent adjustment (31,514) (19,433)
Interest income - GAAP $ 1,123,156 $ 1,095,153 5.92% 5.77%
Interest-bearing liabilities:
Time deposits $ 3,280,404 $ 2,999,078 $ 110,974 $ 105,712 3.38% 3.52%
Brokered CDs 543,154 627,454 24,010 31,833 4.42% 5.07%
Other interest-bearing deposits 7,467,571 7,567,514 102,699 115,562 1.38% 1.53%
Advances from the FHLB 347,370 500,055 15,367 22,566 4.42% 4.51%
Other borrowings 15,855 146,289 1,166 12,001 7.35% 8.20%
Total interest-bearing liabilities

- GAAP
$ 11,654,354 $ 11,840,390 $ 254,216 $ 287,674 2.18% 2.43%
Net interest income / margin - non-GAAP
(1)
$ 900,454 $ 826,912 4.75% 4.36%
Net interest income / margin - GAAP $ 868,940 $ 807,479 4.58% 4.25%
Net interest spread - non-GAAP
(1)
3.91% 3.44%
Net interest spread - GAAP 3.74% 3.34%
(1)
Non-GAAP financial

measures reported on

a tax-equivalent basis.

The tax-equivalent yield

was estimated by

dividing the interest

rate spread

on exempt assets

by 1 less

the Puerto Rico

statutory tax rate

of 37.5% and
adding to

it the

cost of

interest-bearing liabilities.

When adjusted

to a

tax-equivalent basis,

yields on

taxable and

exempt assets

are comparable.

Refer to
Non-GAAP Disclosures

- Non-GAAP

Financial Measures

for
additional information.

(2) Government obligations include debt issued by government-sponsored agencies.
(3) Unrealized gains and losses on available-for-sale debt securities are excluded from the average volumes.
(4) Average loan balances include the average of non-performing loans.
(5)
Interest income

on loans

includes $17.3

million and

$13.4 million

for the

years ended

December 31,

2025 and

2024, respectively,

of income

from prepayment

penalties and

late fees

related to

the Corporation's

loan
portfolio.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 26 of 28
Table 6

– Loan Portfolio by Geography
As of December 31,

2025
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,227,053 $ 150,551 $ 530,698 $ 2,908,302
Commercial loans:
Construction loans 249,466 14,174 1,928 265,568
Commercial mortgage loans 1,690,176 73,751 790,325 2,554,252
C&I loans 2,348,274 170,728 1,169,356 3,688,358
Commercial loans 4,287,916 258,653 1,961,609 6,508,178
Finance leases 892,039 - - 892,039
Consumer loans 2,744,033 66,947 5,857 2,816,837
Loans held for investment 10,151,041 476,151 2,498,164 13,125,356
Mortgage loans held for sale 16,697 - - 16,697
Total loans $ 10,167,738 $ 476,151 $ 2,498,164 $ 13,142,053
As of September 30, 2025
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,214,658 $ 152,360 $ 522,063 $ 2,889,081
Commercial loans:
Construction loans 221,146 14,167 24,550 259,863
Commercial mortgage loans 1,692,248 72,933 784,194 2,549,375
C&I loans 2,292,945 158,471 1,162,825 3,614,241
Commercial loans 4,206,339 245,571 1,971,569 6,423,479
Finance leases 899,668 - - 899,668
Consumer loans 2,762,719 67,900 5,837 2,836,456
Loans held for investment 10,083,384 465,831 2,499,469 13,048,684
Mortgage loans held for sale 12,546 - - 12,546
Total loans $ 10,095,930 $ 465,831 $ 2,499,469 $ 13,061,230
As of December 31, 2024
Puerto Rico Virgin Islands United States Total
(In thousands)
Residential mortgage loans $ 2,166,980 $ 156,225 $ 505,226 $ 2,828,431
Commercial loans:
Construction loans 181,607 2,820 43,969 228,396
Commercial mortgage loans 1,800,445 67,449 698,090 2,565,984
C&I loans 2,192,468 133,407 1,040,163 3,366,038
Commercial loans 4,174,520 203,676 1,782,222 6,160,418
Finance leases 899,446 - - 899,446
Consumer loans 2,781,182 69,577 7,502 2,858,261
Loans held for investment 10,022,128 429,478 2,294,950 12,746,556
Loans held for sale 14,558 434 284 15,276
Total loans $ 10,036,686 $ 429,912 $ 2,295,234 $ 12,761,832

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 27 of 28
Table 7

– Non-Performing Assets by Geography
As of December 31,

2025
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:

Residential mortgage
$ 12,637 $ 5,407 $ 11,125 $ 29,169

Construction
4,581 955 - 5,536

Commercial mortgage
1,913 6,469 - 8,382

C&I
27,211 644 187 28,042

Consumer and finance leases
20,891 529 14 21,434
Total nonaccrual loans held for investment 67,233 14,004 11,326 92,563
OREO 6,661 861 - 7,522
Other repossessed property 12,216 173 - 12,389
Other assets
(1)
1,620 - - 1,620
Total non-performing assets
(2)
$ 87,730 $ 15,038 $ 11,326 $ 114,094
Past due loans 90 days and still accruing
(3)
$ 30,643 $ 1,270 $ - $ 31,913
As of September 30, 2025
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:

Residential mortgage
$ 12,088 $ 6,529 $ 10,249 $ 28,866

Construction
4,635 956 - 5,591

Commercial mortgage
1,984 7,228 12,225 21,437

C&I
18,822 632 196 19,650

Consumer and finance leases
20,008 694 15 20,717
Total nonaccrual loans held for investment 57,537 16,039 22,685 96,261
OREO 8,460 883 - 9,343
Other repossessed property 12,160 74 - 12,234
Other assets
(1)
1,579 - - 1,579
Total non-performing assets
(2)
$ 79,736 $ 16,996 $ 22,685 $ 119,417
Past due loans 90 days and still accruing
(3)
$ 27,900 $ 855 $ 136 $ 28,891
As of December 31, 2024
(In thousands) Puerto Rico Virgin Islands United States Total
Nonaccrual loans held for investment:

Residential mortgage
$ 16,854 $ 6,555 $ 8,540 $ 31,949

Construction
403 962 - 1,365

Commercial mortgage
2,716 8,135 - 10,851

C&I
19,595 919 - 20,514

Consumer and finance leases
22,538 205 45 22,788
Total nonaccrual loans held for investment 62,106 16,776 8,585 87,467
OREO 13,691 3,615 - 17,306
Other repossessed property 11,637 219 3 11,859
Other assets
(1)
1,620 - - 1,620
Total non-performing assets
(2)
$ 89,054 $ 20,610 $ 8,588 $ 118,252
Past due loans 90 days and still accruing
(3)
$ 39,307 $ 3,083 $ - $ 42,390
(1) Residential pass-through MBS issued by the PRHFA held as part of the available-for-sale debt securities portfolio.
(2)
Excludes PCD

loans previously

accounted for

under ASC

Subtopic 310-30

for which

the Corporation

made the

accounting policy

election of

maintaining pools

of loans

as “units

of account”

both at

the time

of
adoption of CECL on January 1, 2020 and

on an ongoing basis for credit loss measurement. These loans will continue to be excluded from nonaccrual loan statistics as long as the Corporation can reasonably estimate
the timing and

amount of cash flows

expected to be collected

on the loan pools.

The portion of such

loans contractually past due

90 days or more

amounted to $4.8 million

as of December 31,

2025 (September 30,
2025 - $5.0 million; December 31, 2024 - $6.2 million).
(3)
These include rebooked loans, which were previously pooled into GNMA securities, amounting to $6.7 million as of December 31, 2025 (September 30, 2025 - $3.8 million; December 31, 2024 -

$5.7 million). Under
the GNMA program, the Corporation has the option but

not the obligation to repurchase loans that meet GNMA's specified delinquency criteria. For accounting purposes, the loans subject to

the repurchase option are
required to be reflected on the financial statements with an offsetting liability.

First BanCorp. Announces Earnings for the Quarter and Year

Ended December 31, 2025
– Page 28 of 28
Table 8

– Allowance for Credit Losses on Loans and Finance Leases
Quarter Ended

Year Ended
December 31,

September 30,

December 31,

December 31,

December 31,

2025 2025 2024 2025 2024
(Dollars in thousands)
Allowance for credit losses on loans and finance leases, beginning of period
$ 246,990 $ 248,578 $ 246,996 $ 243,942 $ 261,843
Provision for credit losses on loans and finance leases expense 22,418 18,270 21,544 85,906 62,861
Net recoveries (charge-offs) of loans and finance

leases:
Residential mortgage 155 32 (305) 184 (518)
Construction
14 313 96 354 131
Commercial mortgage (53) 117 59 155 533
C&I (14) (108) (187) 715 3,787
Consumer loans and finance leases
(1)
(20,473) (20,212) (24,261) (82,219)
(1)
(84,695)
(1)
Net charge-offs
(1)
(20,371) (19,858) (24,598) (80,811)
(1)
(80,762)
(1)
Allowance for credit losses on loans and finance leases, end of period
$
249,037
$
246,990
$
243,942
$
249,037
$
243,942
Allowance for credit losses on loans and finance leases to period end total

loans held for investment
1.90% 1.89% 1.91% 1.90% 1.91%
Net charge-offs (annualized) to average loans

outstanding during the period
0.63% 0.62% 0.78% 0.63% 0.65%
Provision for credit losses on loans and finance leases to net charge-offs
during the period
1.10x 0.92x 0.88x 1.06x 0.78x
(1)
For the year ended December 31, 2025, includes recoveries totaling

$2.4 million associated with the bulk sale of fully charged-off consumer loans and finance leases, compared to recoveries of $10.0 million associated
with the bulk sale of fully charged-off consumer loans and finance leases for the year ended December 31, 2024.
Table 9

– Annualized Net (Recoveries) Charge-Offs to Average

Loans
Quarter Ended

Year Ended
December 31,

2025
September 30, 2025
December 31,

2024
December 31,

2025
December 31,

2024
Residential mortgage -0.02% -0.00% 0.04% -0.01% 0.02%
Construction
-0.02% -0.50% -0.17% -0.14% -0.06%
Commercial mortgage 0.01% -0.02% -0.01% -0.01% -0.02%
C&I 0.00% 0.01% 0.02% -0.02% -0.12%
Consumer loans and finance leases
2.20% 2.16% 2.59% 2.20%
(1)
2.28%
(1)
Total loans 0.63% 0.62% 0.78% 0.63%
(1)
0.65%
(1)
(1)
The aforementioned

recoveries associated

with the

bulk sales

of fully

charged-off consumer

loans and

finance leases

reduced the

ratios of

consumer loans

and finance

leases and

total net

charge-offs to

related
average loans by 6 basis points and 2 basis points, respectively, for the year ended December 31, 2025; and by 27 basis points and 9 basis points, respectively, for the year ended December 31, 2024.
Table 10

– Deposits
As of
December 31,

2025
September 30, 2025 December 31, 2024
(In thousands)
Time deposits $ 3,562,331 $ 3,495,256 $ 3,007,144
Interest-bearing saving and checking accounts 6,964,841 7,362,588 7,838,498
Non-interest-bearing deposits 5,549,416 5,374,894 5,547,538
Total deposits, excluding brokered CDs
(1)
16,076,588 16,232,738 16,393,180
Brokered CDs 593,555 628,309 478,118
Total deposits $ 16,670,143 $ 16,861,047 $ 16,871,298
Total deposits, excluding brokered CDs and government deposits $ 13,061,068 $ 12,794,558 $ 12,867,789
(1)
As of December 31, 2025, September 30, 2025, and December

31, 2024, government deposits amounted to $3.0 billion, $3.4 billion,

and $3.5 billion, respectively.